SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2003

PACIFIC CONTINENTAL CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	0001084717	93-1269184
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.

111 West 7th Avenue Eugene, Oregon	97401
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (541) 686-8685

Item 7.	Financial Statements and Exhibits

Exhibits.

99.	Press Release dated October 15, 2003 announcing earnings for the third quarter ended September 30, 2003.

Item 9.	Information provided under Item 12. “Results of Operations and Financial Condition”

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition”.

On October 15, 2003, Pacific Continental Corporation issued a press release reporting the Company’s second quarter financial results. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2003

PACIFIC CONTINENTAL CORPORATION

By:	/s/ MICHAEL A. REYNOLDS

Michael A. Reynolds Senior Vice President and Chief Financial Officer

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